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                                                                   Exhibit 10.19

                              CONSENT AND AGREEMENT
                          (OWNER CONTRACTOR AGREEMENT)


                          Dated as of January 23, 2004


                                       by


                        PREMIER ENTERTAINMENT BILOXI LLC,
                      a Delaware limited liability company,


                          PREMIER FINANCE BILOXI CORP,
                             a Delaware corporation,


                         U.S. BANK NATIONAL ASSOCIATION,
                         a national banking association,
                                   as Trustee,


                                       and


                               ROY ANDERSON CORP,
                            a Mississippi corporation

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                              CONSENT AND AGREEMENT
                          (OWNER CONTRACTOR AGREEMENT)

          This CONSENT AND AGREEMENT (OWNER CONTRACTOR AGREEMENT) (the "CONSENT"), dated as of January 23, 2004, is executed by ROY ANDERSON CORP, a Mississippi corporation (the "UNDERSIGNED"), PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER"), and PREMIER FINANCE BILOXI CORP, a Delaware corporation ("PFC," jointly and severally with Premier, the "ISSUER"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE").

                                    RECITALS

          A. THE FACILITY. Premier proposes to develop, construct and operate the Hard Rock Hotel & Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi (the "FACILITY").

          B. FIRST MORTGAGE NOTES. Concurrently herewith, the Issuer is issuing $160,000,000 aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 together with all other notes issued under the Indenture, including all notes issued in exchange or replacement thereof, the "FIRST MORTGAGE NOTES"), pursuant to that certain Indenture dated as of January 23, 2004, among the Issuer and the Trustee (as amended, modified or supplemented from time to time, the "INDENTURE"), to finance Project Costs.

          C. SUBORDINATED NOTE. Concurrently herewith, Rank America, Inc. shall purchase from the Issuer an unsecured subordinated note in the amount of $10,000,000 (the "SUBORDINATED NOTE"), the proceeds of which will be applied to finance Project Costs.

          D. OWNER CONTRACTOR AGREEMENT. The Undersigned and Premier have entered into that certain Agreement Between Owner and Contractor dated as of January 23, 2004 pursuant to which the Undersigned has agreed to design and construct a hotel, a casino barge and a parking garage in connection with the Facility (as amended and supplemented or modified from time to time in accordance with its terms and the terms hereof, the "CONTRACT"), with said design and engineering responsibilities limited as set out in the Contract.

          E. INTERCREDITOR AGREEMENT. Concurrently herewith, the Trustee and Rank America, Inc. will enter into an Intercreditor Agreement pursuant to which the parties thereto will agree to certain provisions, including the subordination of the Subordinated Note, the first priority liens in favor of the Trustee on behalf of the holders from time to time of the First Mortgage Notes (collectively, the "SECURED PARTIES") and the limitations on rights of enforcement upon default and the application of proceeds upon enforcement.

          F. SECURITY AGREEMENT. Pursuant to that certain Pledge and Security Agreement dated as of January 23, 2004 (the "SECURITY AGREEMENT"), by and between Premier, PFC, the Trustee and the other parties named therein, Premier has collaterally assigned its interest under the contracts between Premier and any person pertaining to the construction of the Facility, including the GMP Contract (the "CONSTRUCTION CONTRACTS") to the Trustee on behalf of the Secured Parties.

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          G.   DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Agreement, shall have the meaning assigned to such terms in the Security Agreement.

                                    AGREEMENT

          NOW THEREFORE, the Parties hereby agree as follows:

          1. The Undersigned consents to Premier's transfer, assignment, and grant of a security interest in and to the Contract, as provided for in the Security Agreement.

          2. The Trustee shall be entitled (but not obligated) to cure any defaults of Premier under the Contract. Upon receipt of notice from the Trustee, the Undersigned agrees to accept such cure by the Trustee. The Undersigned agrees to make all payments (if any) to be made by it under the Contract, directly to the Trustee for the benefit of the Secured Parties upon receipt of the Trustee's written instructions.

          3. The Undersigned will not, without the prior written consent of the Trustee, (i) cancel or terminate the Contract except as provided in the Contract and in accordance with Section 4 hereof, or consent to or accept any cancellation, termination or suspension thereof by Premier, or (ii) sell or assign any part of its interest in the Contract. Neither the Undersigned nor Premier will amend or modify the Contract in any respect unless a Construction Contract Amendment Certificate has been delivered by Premier pursuant to Section
5.2 of the Cash Collateral and Disbursement Agreement entered into among the Issuer, the Trustee, such construction consultant and a disbursement agent thereunder (the "DISBURSEMENT AGREEMENT"); PROVIDED, HOWEVER, that (i) this shall not prohibit Premier and the Undersigned from entering into Change Orders (as defined in the Contract) that do not constitute Material Construction Contract Amendments (as defined in the Disbursement Agreement), (ii) this shall not prohibit the Undersigned from complying with the requirements of any construction change directive issued by Premier under the Contract, and (iii) this shall not limit the Undersigned's rights to or claims for a Change Order under the Contract or to stop work as and when permitted under the Contract as to issues related to same. The Undersigned agrees to deliver duplicates or copies of all notices of default received or delivered under or pursuant to the Contract to the Trustee promptly upon receipt or delivery, as the case may be, thereof.

          4. The Undersigned will not terminate the Contract on account of any default or breach of Premier thereunder without written notice to the Trustee and first providing to the Trustee (i) ninety (90) days from the date notice of default or breach is delivered to the Trustee to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Contract or (ii) a reasonable opportunity, but not fewer than one hundred twenty (120) days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Undersigned. If possession of the Facility is necessary to cure such breach or default and the Trustee or its designee(s) or assignee(s) declare Premier in default and commence foreclosure proceedings, the Trustee or its designee(s) or assignee(s), will be allowed a reasonable period to complete such proceedings. If the Trustee or its designee(s) or assignee(s) are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition, but such extension not to exceed one hundred and fifty (150) days beyond the time frames set out in clause (ii) of the first sentence of this Section 4.

          5. The Undersigned consents to the transfer of Premier's interest under the Contract to (i) the Secured Parties or any of them or (ii) a purchaser or grantee at a foreclosure sale by judicial or

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nonjudicial foreclosure and sale or by a conveyance by Premier in lieu of foreclosure (any such purchaser or grantee, other than the Secured Parties, shall be referred to herein as a "THIRD PARTY TRANSFEREE"). The Undersigned agrees that upon such foreclosure, sale or conveyance, the Undersigned shall recognize such Secured Party or Third Party Transferee as the applicable party under the Contract (provided that such Secured Party or Third Party Transferee assumes the obligations of Premier under the Contract and provided further that such Secured Party or Third Party Transferee is creditworthy). "Assume the obligations of Premier under the Contract" shall mean the assumption by such Secured Party or Third Party Transferee of all obligations of Premier under the Contract, regardless of whether for past or future matters, and specifically, but not by way of limitation, shall require simultaneous payment of all amounts owed and acknowledgement of liability for all amounts becoming owed, all as a condition of the Undersigned's obligation to accept such assumption and to accept instructions from such Secured Party or Third Party Transferee. A Third Party Transferee or Secured Party shall be deemed creditworthy if either (a) it has a net worth of at least $20 million dollars (calculated in accordance with generally accepted accounting principals in effect from time to time in the United States); or (b) it has been approved as creditworthy by Undersigned, it being understood that Undersigned shall not unreasonably withhold, delay or condition its approval and shall take into account the net worth of such Secured Party or Third Party Transferee and any letter of credit or other credit instrument proposed to be made available as security for the performance of such Third Party Transferee.

          6. All parties acknowledge that several of the provisions herein delay and otherwise limit the Undersigned's termination rights under the Contract, thereby creating an additional period before the Undersigned can terminate the Contract, and further obligate the Undersigned to recognize certain successors-in-interest to Premier under the Contract. Notwithstanding the preceding acknowledgement, the Undersigned shall have the right to stop work as allowed by the Contract, unless and until such Trustee or one or more of the creditworthy Secured Parties, or a creditworthy Third Party Transferee, as applicable, agree (with the Trustee and the Secured Parties or any Third Party Transferee having no obligation to agree) to pay the Undersigned all previously unpaid amounts owed to the Undersigned under the Contract and to pay the Undersigned for all work, labor and materials rendered during any of such additional period (being any such additional period called for herein prior to termination) in accordance with the Contract and to pay all considerations due and owing under the Contract for performance thereafter as and when required under the Contract.

          7. If the Trustee gives written notice to the Undersigned that Premier has defaulted under any of the agreements with the Secured Parties (the "TRANSACTION DOCUMENTS") and requests that the Undersigned continue its performance under the Contract, then the Undersigned shall thereafter perform for the Secured Parties under the Contract in accordance with its terms so long as the Undersigned shall be paid all amounts as and when required under the Contract, including payment of any sums due to the Undersigned for work performed up to and including the date of Premier's default and thereafter, with said request constituting such an agreement by the Trustee on behalf of one or more of the Secured Parties to so pay the Undersigned in accordance with the Contract. The Undersigned shall have the right to refuse to continue performance of the Contract unless and until the Undersigned has been paid in full for all amounts then due under the Contract and the Undersigned shall render such performance to the Secured Parties notwithstanding any contrary directions, instructions or assertions from Premier and Premier hereby authorizes and directs the Undersigned to render such performance to the Secured Parties as contemplated herein.

          8. In the event that the Contract is rejected by a trustee or debtor-in possession in any bankruptcy or insolvency proceeding, and if, within sixty (60) days after such rejection, the Secured Parties or their successors or assigns shall so request, the Undersigned will execute and deliver to the Secured Parties or their designee or assignee (if creditworthy as defined herein) a new Construction Contract, which Construction Contract shall be on the same terms and conditions as the original Contract,

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subject to such extensions of time and additional compensation as may be appropriate under the circumstances. However, any such new Construction Contract must as condition precedent thereof require such Secured Parties to immediately pay all previously unpaid sums owed to the Undersigned under the original Contract.

          9. The parties recognize and agree that the events contemplated in Sections 1, 2, 3, 4, 5, 6, 7 and 8 may lead to or involve time delays and increased costs as to the Undersigned's performance under the Contract, and, therefore, the Undersigned must be granted such extensions of time and additional compensation as may be appropriate due to actual impacts of the circumstances contemplated herein.

          10. In the event the Secured Parties or their designee(s) or assignee(s) elect to perform Premier's obligations under the Contract and cure any default by Premier under the Contract as provided in Sections 2 and 4 above (and not under Sections 5, 6, 7, 8 or 11 herein), the Secured Parties, their designee(s) and assignee(s), shall have no personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties' interest in the Facility; however, this limitation on personal liability shall not apply as to actions by the Secured Parties or their designee(s) or assignee(s) under Sections 5, 6, 7, 8 or 11 herein. Notwithstanding the foregoing or any foreclosure of the Facility by the Secured Parties, the Undersigned shall retain any and all of its rights and claims against Premier.

          11. In the event the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest under the Contract, the Secured Parties shall have the right to assign all or a pro rata interest in the Contract or a new Construction Contract entered into pursuant to Section 8 to a person or entity to whom the Facility is transferred, provided such transferee assumes the obligations of Premier (or the Secured Parties) under the Contract. Upon such assignment, the Trustee and, if applicable, the Secured Parties (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned, upon the following conditions: (i) the assignee must be a party as to whom the Undersigned does not have a reasonable objection, including, but not limited to, as to the creditworthiness (as defined in Section 5 above) of the assignee; (ii) all sums due to the Undersigned as of the time it received notice of that assignment or as of the time such assignment takes place (whichever is later) are paid in full; and (iii) the assignee must acknowledge, upon terms and conditions acceptable to Undersigned, liability for all sums due and owing and becoming due and owing thereafter and for all other obligations under the Contract, including, but not limited to obligations as to the issues addressed by
Section 9.

          12. The warranties provided by the Undersigned under the Contract shall continue in full force and effect (until the expiration of the warranty periods set forth in the Contract) in the event that the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest in the Contract (whether by foreclosure, sale or other assignment) and upon the further assignment or sale of the Contract by the Secured Parties or their designee(s) or assignee(s).

          13. The Undersigned hereby assigns to Premier (and Premier's assigns) all its interest in any subcontracts and purchase orders now existing or hereinafter entered into by the Undersigned for performance of any part of the Undersigned's obligations under the Contract (the "SUBCONTRACTS"). Such assignment shall be effective only upon the termination of the Contract for the default of the Undersigned, and then only as to those Subcontracts which Premier (or its assigns) at such time accepts in writing. The Undersigned also grants a security interest to Premier (and Premier's assigns) in all of its interest in such Subcontracts as security for the Undersigned's obligations under the Contract. The Undersigned further assigns to Premier (and Premier's assigns) all of its rights with respect to any warranties under the Subcontracts to the extent, but only to the extent, that such warranty is of the

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kind to be assigned to Premier under Section 19.1.3 of the Contract, and, as to such warranties, such assignment shall be effective only at the time provided for in said Section 19.1.3 or, if earlier, upon the termination of the Contract for the default of the Undersigned. The Undersigned shall use reasonable efforts to see that each Subcontract hereinafter entered into by the Undersigned shall contain a consent by the subcontractor thereunder to the foregoing assignments set forth in this Section 13 and the foregoing assignments shall not apply to any Subcontract for which the applicable subcontractor consent has not been received (despite the Undersigned's reasonable efforts). The Undersigned shall not be required to obtain such a consent from Corn Island Shipyard, Inc.

          14. The Undersigned hereby agrees (i) to cooperate with Professional Associates Construction Services, Inc. or any other person designated from time to time by the Trustee to serve as construction consultant under the Disbursement Agreement (the "INDEPENDENT CONSTRUCTION CONSULTANT") to facilitate performance of its duties to monitor the progress of the construction of the Facility, (ii) to, upon request, deliver to the Independent Construction Consultant copies of all notices and progress reports delivered to Premier pursuant to the Contract, (iii) to meet with the Independent Construction Consultant to discuss the status and progress of construction of the Facility whenever reasonably requested by the Independent Construction Consultant and
(iv) allow the Independent Construction Consultant the opportunity to be included in all material meetings with Premier related to the development and construction of the Facility. However, this shall not prohibit the Undersigned from moving forward with any meeting when the circumstances surrounding such meeting make it unreasonable to await involvement by the Independent Construction Consultant.

          15.  The Undersigned hereby represents, warrants and certifies that:

               (a) The execution, delivery and performance by the Undersigned of the Contract and this Consent has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on the Undersigned (except as to assignments of Subcontracts set forth in Section
     13).

               (b) This Consent and the Contract are legal, valid and binding obligations of the Undersigned, enforceable against the Undersigned in accordance with their respective terms.

               (c) All government approvals necessary for the execution, delivery and performance by the Undersigned of its obligations under the Contract have been obtained and are in full force and effect.

               (d) The Undersigned has delivered to the Trustee a true and correct copy of the Contract including all amendments and modifications thereto, up to the date hereof. As of the date hereof, the Contract is in full force and effect and constitutes the only agreement between the Undersigned and Premier with respect to the matters and interest described therein.

               (e) The Undersigned has fulfilled all of its obligations under the Contract due as of the date hereof. To the Undersigned's knowledge, Premier has fulfilled all of its obligations under the Contract to the date hereof and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) that would allow the Undersigned to terminate the Contract.

          16. All Notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise

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delivered, upon the earlier of receipt or two (2) Banking Days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

                           If to the Undersigned:

                           Roy Anderson Corp
                           P.O.  Box 2
                           Gulfport, MS  39502
                           Attn:  Roy Anderson III
                           Telecopy No.: (228) 896-4000
                           Facsimile No.: (228) 896-4078


                           If to the Trustee:

                           U.S. Bank National Association
                           60 Livingston Avenue
                           St. Paul, MN 55107-2292
                           Attn: Frank Leslie
                           Telephone:  (651) 495-3913
                           Facsimile:  (651) 495-8097

                           If to Premier:

                           Premier Entertainment Biloxi LLC
                           11400 Reichold Road
                           Gulfport, MS  39503
                           Attn: Joseph Billhimer
                           Telecopy No.: (228) 594-4021
                           Telephone No.: (228) 896-4078

                           With a copy to:

                           Duane Morris LLC
                           227 West Monroe Street, Suite 3400
                           Chicago, Illinois 60606
                           Attention:  Brian P. Kerwin, Esq.
                           Telecopy No.: (312) 499-6701
                           Telephone No.: (312) 499-6701


                           If to PFC

                           Premier Finance Biloxi Corp
                           11400 Reichold Road
                           Gulfport, MS  39503
                           Attn: Joseph Billhimer
                           Telecopy No.: (228) 594-4021
                           Telephone No.: (228) 896-4078

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          17.  This Consent shall be binding upon and inure to the benefit of the Undersigned, the Trustee, Premier, PFC, the Secured Parties and their respective successors, transferees and assigns (including without limitation, any entity that refinances all or any portion of the Obligations). The Undersigned agrees to confirm such continuing obligation in writing upon the reasonable request of Premier, PFC, the Trustee, the Secured Parties or any of their respective successors, transferees or assigns. No termination, amendment, variation or waiver of any provisions of this Consent shall be effective unless in writing and signed by the Undersigned, the Trustee, Premier and PFC. This Consent shall be governed and construed in accordance by the internal laws of the State of Mississippi.

          18. This Consent may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement.

          19. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

          20. The Undersigned has reviewed only this Consent, the Contract; the Security Agreement and the Disbursement Agreement. The Undersigned has not reviewed any other of the Transaction Documents, including, but not limited to, the Indenture, the First Mortgage Notes, the Subordinate Note and the Intercreditor Agreement, nor any of the other multiple documents referenced in the foregoing. Notwithstanding anything herein to the contrary, the Undersigned shall only be bound by this Consent and the Contract (and the Security Agreement and the Disbursement Agreement to the extent but only to the extent made binding upon the Contractor pursuant to this Consent and the Contract), and the Undersigned shall not be bound by and shall not have liability under any of the other Transaction Documents it has not reviewed.

          21. Notwithstanding anything contained herein to the contrary, it is understood and agreed and made a condition of the Undersigned's execution of this Consent that nothing contained herein shall be deemed a waiver of or a limitation upon the Undersigned's right to obtain full compensation for all work heretofore or hereafter performed under the Contract or a waiver or limitation of any and all remedies available to the Undersigned.

          22. By accepting and utilizing this Consent, the Trustee, Premier, PFC, and their respective successors and assigns agree to be bound by the terms and conditions hereof.

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          IN WITNESS WHEREOF, the Undersigned by its officer thereunto duly authorized, has duly executed this Consent as of the date first set forth above.

                                        ROY ANDERSON CORP,
                                        a Mississippi Corporation


                                        By:    /s/ Robert P. Vollenweider
                                              ----------------------------------
                                        Name:  Robert P. Vollenweider
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        PREMIER ENTERTAINMENT BILOXI LLC,
                                        (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company


                                        By:    /s/ Joseph Billhimer
                                              ----------------------------------
                                        Name:  Joseph Billhimer
                                              ----------------------------------
                                        Title: President and COO
                                              ----------------------------------


                                        PREMIER FINANCE BILOXI CORP,
                                        a Delaware corporation


                                        By:    /s/ Joseph Billhimer
                                              ----------------------------------
                                        Name:  Joseph Billhimer
                                              ----------------------------------
                                        Title: President and COO
                                              ----------------------------------


ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Trustee


By:  /s/ Frank P. Leslie
   ------------------------------------
     Name:  Frank P. Leslie
           ------------------------------
     Title: Vice President
           ------------------------------

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